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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                _________________

Date of Report:  January 13, 2000

                      AMERICAN SAFETY INSURANCE GROUP, LTD.
             (Exact name of Registrant as specified in its charter)


Bermuda                              1-14795                      Not applicable
(State of incorporation          (Commission File               (I.R.S. Employer
or organization)                     Number)                 Identification No.)

44 Church Street                                                  (441) 296-8560
P.O. Box HM 2064                                         (Registrant's telephone
Hamilton, HM HX Bermuda                                                  number)
(Address of principal
executive offices)





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Item 5.  Other Events.

     American Safety Holdings Corp., the United States insurance holding company subsidiary of the Registrant has acquired (i) the stock of L&W Holdings, Inc. and its wholly-owned subsidiary, RCA Syndicate #1, Ltd., an Illinois licensed insurance carrier operating on the INEX (formerly the Illinois Insurance Exchange), and (ii) the stock of Principal Management, Inc., an insurance program development and management group headquartered in Okemos, Michigan. In a related transaction, the Registrant has acquired the stock of Pegasus Insurance, a Cayman Islands licensed insurance carrier. The transactions were structured as stock acquisitions, with the consideration paid by American Safety to the sellers consisting of $3,500,000 plus 200,000 American Safety common shares and earnout provisions for up to an additional 254,000 American Safety common shares over a five-year period.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 18, 2000.

                                           American Safety Insurance Group, Ltd.


                                        By: /s/_________________________________
                                           Lloyd A. Fox, President



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